Exhibit 31.1
                      CERTIFICATION OF
                   CHIEF EXECUTIVE OFFICER


  I, Alvaro Cadena, certify that:

     1.I  have  reviewed this quarterly report on  Form  10-
       Q  of Graham Corporation;

     2.Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

     3.Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

     4.The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e))for the registrant and have:

               a)   Designed   such  disclosure controls and
               procedures,  or  caused such disclosure
               controls and procedures to  be  designed
               under our supervision, to ensure that material
               information relating   to   the  registrant,
               including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly  report  is being prepared;
               b)    Evaluated   the   effectiveness of the
               registrant's  disclosure controls and
               procedures and presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this quarterly report based on such evaluation; and

               c)  Disclosed in this quarterly report any
               change in   the   registrant's  internal
               control   over financial  reporting  that
               occurred during the registrant's most recent fiscal quarter (the registrant's fourth quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting;

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     5.The  registrant's  other certifying  officer  and  I
       have disclosed,  based  on our most recent
       evaluation  of  the internal   control  over
       financial  reporting, to the registrant's   auditors
       and  the   audit   committee of registrant's  board
       of directors (or persons performing the equivalent functions):

               a)  All  significant deficiencies
               and material weaknesses in the design
               or operation of internal control
               over  financial  reporting  which
               are reasonably   likely  to
               adversely   affect   the registrant's
               ability to record, process, summarize and report financial information; and
               b)  Any  fraud,  whether or  not
               material,  that involves management
               or other employees who have a
               significant  role  in  the
               registrant's  internal control over
               financial reporting.




Date: October 28, 2003                  /s/ Alvaro Cadena
                                        Alvaro Cadena
                                        President and
                                        Chief Executive Officer